EXHIBIT  A-2

        T. ROWE PRICE FUNDS

        REPORT OF SECURITIES PURCHASED
        FROM MEMBERS OF UNDERWRITING SYNDICATES
        AFFILIATED WITH ROBERT FLEMING

        As required by the Written Procedures adopted by the Board of Directors of the Fund regarding the purchase of securities from members of underwriting syndicates which include affiliates of Robert Fleming, ("Affiliated Underwriting"), the following Report for the three months ending 31 December 1999 is being submitted to the Board for its review and determination as to whether such reported transactions have been effected in compliance with
Section 10(f) of the Investment Company Act of 1940, as amended,
("Act"), Rule 10f-3 and the said Written Procedures.

I.      Ratio of Business with Affiliated Underwriting
        Syndicates to the Fund's Total Underwritings



Fund
Principal Business(US$)
Ratio




Affilated Underwriting Syndicates
FEF
1,000,373
4.30%

EMSF
347,498
22.00%

GSF
12,312
4.43%

ISF
3,970,713
5.00%

NAF
4,009,273
20%

RISP
144,669
5.00%




Funds Total Underwritings
FEF
23,201,074
100%

EMSF
1,518,613
100%

GSF
278,173
100%

ISF
73,840,583
100%

NAF
20,721,198
100%

RISP
2,892,853
100%









II.     Ratio of Commissions Paid to Affiliated
        Underwriting Syndicates to Total Commissions
        Paid on All Underwriting


Fund
Commission Paid (US$)
Ratio




Affilated Underwriting Syndicates
FEF
8,403
1.5%

EMSF
10,425
48%*

GSF
103
1%

ISF
33,354
1.9%

NAF
120,278
18%

RISP
1,215
1.7%




Funds Total Underwritings
FEF
561,388
100%

EMSF
21,855
100%

GSF
10,449
100%

ISF
1,779,999
100%

NAF
660,623
100%

RISP
69,531
100%


III.    List of Underwritings with members of Affiliated Syndicates

Issuer
Trade
Date

Principal
Amount
(US$)
Commission
Paid (US$)
Fund Purchase as %
of Fund Assets
Fund Purchase as %
of Total Offering







Telstra Corp Inst Receipts
26/10/99
FEF
1,000,373
8,403
0.025%
0.015%


GSF
12,312
103
0.013%
0.0002%


ISF
3,970,713
33,354
0.015%
0.06%


RISP
144,669
1,215
0.021%
0.002%







Ritek Corporation
19/10/99
NAF
4,009,273
120,278
0.29%
1.23%


EMSF
347,498
10,425
0.21%
0.12%

The undersigned, on behalf of Rowe Price-Fleming International, Inc. does hereby certify that the transactions contained in this Report were effected in compliance with the Written Procedures and were otherwise in full compliance with Section 10(f) of the Act and Rule 10f-3.


ROWE PRICE-FLEMING INTERNATIONAL, INC.



By:     _______________________________________



Title:  _______________________________________


Dated: _____________________, 2000



* The high percentage of affiliated commissions relative to affiliated underwriting principal business is a reflection of the disproportionately lower commission rates paid in non-affiliated offerings in which the fund participated.